Income Taxes (Reconciliation of Income Tax Expense at Effective Statutory Tax Rate to Actual Income Tax Expense) (Detail)	12 Months Ended
	Mar. 31, 2025		Mar. 31, 2024	Mar. 31, 2023
Reconciliation Of Income Tax Expense Benefit And Statutory Federal Tax Rate [Line Items]
Effective statutory tax rate	30.62%		30.62%	30.62%
Income not subject to tax	(1.22%)		(0.58%)	(14.23%)
Expenses not deductible for tax purposes	0.18%		0.08%	1.63%
Tax rate differentials of subsidiaries	(1.35%)		(0.92%)	(12.95%)
Change in valuation allowance	(0.07%)		(2.34%)	(5.95%)	[1]
Change in undistributed earnings of subsidiaries	1.43%		0.52%	8.32%
Noncontrolling interest income (loss) of consolidated VIEs	2.06%		(5.35%)	(15.48%)
Effect of enacted change in tax rates	(0.36%)	[2]	0.00%	(0.05%)
Foreign tax credit and payments	(1.80%)		3.80%	55.14%
Income excluded from taxable income of enterprise tax	(2.14%)		(1.04%)	(14.96%)
Controlled foreign company rules	0.03%		0.06%	2.68%
Other	(1.10%)		1.34%	16.04%
Effective income tax rate	26.28%		26.19%	50.81%

[1]	These amounts for the fiscal year ended March 31, 2022 mainly represent the reversal of an outside basis difference related to the share buyback conducted by MHSC in response to improving the capital position and aligning to the MHFG Group’s capital policy and the related increase in the valuation allowance.
[2]	On March 31, 2025, the National Diet of Japan approved a bill affecting the statutory tax rates of MHFG and its domestic subsidiaries. As a result, the statutory tax rate in respect of MHFG’s tax returns for the fiscal year ended March 31, 2027 was increased to 31.52% from the previous rate of 30.62%. The increase in the Group’s balance of net deferred tax assets, reflecting such tax rate increases, was recognized as a reduction to Income tax expense in the fiscal year ended March 31, 2025.